SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 12, 2004

DrugMax, Inc.

Formerly known as DrugMax.com, Inc.

(Exact name of registrant as specified in its charter)

STATE OF NEVADA	1-15445	34-1755390
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

312 Farmington Avenue

Farmington, CT 06032

(Address of principal executive offices)

Registrant’s telephone number, including area code: (860) 676-1222

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c)) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01	Change in Registrant’s Certifying Accoutants.

Explanatory Note:

This Form 8-K/A is being filed as an amendment to the Form 8-K that was filed by DrugMax, Inc. (the “Company”) on November 18, 2004. The initial filing disclosed that in connection with the Company’s merger with Familymeds Group, Inc. (“FMG”), the Company retained FMG’s independent accountant, Deloitte & Touche LLP, as the surviving company’s independent accountant. In connection with the foregoing, the Company requested BDO Seidman, LLP (“BDO”), the Company’s auditor prior to the merger, to furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether BDO agrees with the statements contained in the original Form 8-K filed on November 18, 2004. The purpose of this amendment is to file BDO’s letter to the Commission. A copy is attached hereto as Exhibit 16.1.

Item 9.01	Financial Statements and Exhibits.

(c)	Exhibits.

Exhibit Number	Exhibit Description

16.1	Letter of BDO Seidman, LLP, addressed to the Securities and Exchange Commission.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

DRUGMAX, INC.

By:	/s/ EDGARDO MERCADANTE
Edgardo Mercadante, Chief Executive Officer

Dated: November 29, 2004

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